SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                  March 31, 2009

Family Room Entertainment Corporation
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(Exact Name of Registrant as Specified in its Charter)

New Mexico                                0000-04395                                85-0206160
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(State or Other Jurisdiction                    (Commission                                                                                                                    (IRS Employer
of Incorporation)                                                                    File Number)                                                                                    Identification No.)

C/O Conference /Marketing Offices
10061 Riverside Drive #300, Toluca Lake, CA                                                                                                                                91602
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(Address of Principal Executive Offices)                                                                                           (Zip Code)

Registrant's telephone number, including area code: (818) 802-0060
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1438 North Gower St., Box #68; Bldg #1Courtyard, Ste #21, Hollywood, CA              90211
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c)).

ITEM 8.01 OTHER EVENTS.

Family Room Entertainment Corporation (Pink Sheets: FMYR), Company’s securities as of March 27, 2009 have been delisted from quotation on the OTCBB and will trade on the Pink Sheets due to the company’s inability to report its second quarter 2008 (December 31, 2008) results in a timely manner.  FMYR also intends to file a Form 15 with the Securities and Exchange Commission to deregister the Company's common stock upon determination that the number of record holders to be less than 500 on such date.  As a result of the filing of the Form 15, the Company's obligation to file certain reports and forms, including Forms 10-K, 10-Q and 8-K, with the SEC will be suspended. FMYR expects the registration of its common stock will be terminated 90 days after it files the Form 15 with the SEC. As a result of deregistration, the company’s securities will not be eligible for trading on any national exchange or the OTC Bulletin Board; however, the company’s securities may be eligible for quotation on the Pink Sheets by broker dealers.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Exhibits

99.1 News Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George Furla                                         Director, Chief Executive Officer,                                                                March 31, 2009
     George Furla                                          President and Chief Accounting Officer

/s/ Randall Emmett                                     Director, Chief Operating Officer                                                                March 31, 2009
     Randall Emmett                                      Assistant Secretary

/s/ Tony Cataldo                                         Director                                                                                  March 31, 2009
     Tony Cataldo